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                                                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1999 included in The Immune Response Corporation's Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.




San Diego, California
January 6, 2000


                                                    /s/    ARTHUR ANDERSEN LLP